Federated Hermes Capital Income Fund
A Portfolio of Federated Hermes Income Securities Trust
CLASS A SHARES (TICKER CAPAX)
INSTITUTIONAL SHARES (TICKER CAPSX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS AND PROSPECTUS
The Federated Hermes Fund listed in the table below has entered into an Agreement and Plan of Reorganization (the “Agreement”) providing for: (i) the acquisition of all or substantially all of the assets of the corresponding Hancock Horizon Fund listed in the table below (which offers the classes listed in the table below) (the “Hancock Shares”) in exchange solely for shares of the corresponding Federated Hermes Fund (the “Federated Hermes Shares”); (ii) the distribution of the Federated Hermes Shares to the holders of the corresponding outstanding Hancock Shares; and (iii) the liquidation and termination of the Hancock Horizon Fund upon the terms and conditions set forth in the Agreement (the “Reorganization”).
The above-described Reorganization was approved by the Hancock Horizon Fund’s shareholders at a special meeting of shareholders held on September 10, 2021, and the Reorganization became effective at 4:00 p.m. Eastern time on September 24, 2021. Accordingly, the “Termination Date” of the voluntary waiver and/or reimbursement of expenses described in the footnote to the table in the section entitled “Risk/Return Summary: Fees and Expenses” shall be changed to the later of: (a) November 1, 2022; or (b) the date of the next effective Prospectus of the Federated Hermes Fund.
Hancock Horizon Fund (a series of The Advisors’ Inner Circle Fund II)	Federated Hermes Fund (a series of Federated Hermes Income Securities Trust)
Hancock Horizon Diversified Income Fund	Federated Hermes Capital Income Fund
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
September 29, 2021

Federated Hermes Capital Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455542 (9/21)
© 2021 Federated Hermes, Inc.